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                                                                    EXHIBIT 10.7

                FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                [June 30, 1993]

     This Fifth Amendment to Loan and Security Agreement (the "Amendment") is made and entered into as of June 30, 1993, by and between RED MAN PIPE &
SUPPLY CO., an Oklahoma corporation ("Borrower"), and BARCLAYS BUSINESS CREDIT, INC., a Connecticut corporation ("Lender").

                            PRELIMINARY STATEMENTS:

     1. Borrower and Lender entered into that certain Loan and Security Agreement dated as of May 3, 1991, as heretofore amended (as amended, the "Agreement").

     2. Borrower has requested that the Agreement be further amended to provide for additional term loans to acquire real property.

     NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrower and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of
Section 4 herein, the amendments specified below shall be effective from and after the date hereof and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

     1.   DEFINITIONS.

          (a) Terms used herein and defined in the Agreement shall have the meanings set forth in the Agreement except as otherwise provided herein.

          (b) The definitions of "Real Property" and "Term Note" contained in
     Section 1.1 of the Agreement are hereby deleted, and the following shall be substituted therefor:

              Real Property - those certain parcels of real property to be purchased by Borrower from Superior Supply Company, and more particularly described on Exhibit "L" attached hereto, and those certain parcels of real property to be purchase by Borrower in connection with additional advances under the Term Loan.

              Term Note - collectively, the term notes to be executed by Borrower on or about each Term Loan Closing
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          Date in favor of Lender to evidence the Term Loan, or a part thereof, each of which shall be in substantially the same form of Exhibit "K" attached hereto.

     2. The Loans. Section 2.1(B) of the Agreement is hereby deleted, and the following shall be substituted therefor:

          (B) Subject to the terms and conditions of this Agreement, Lender agrees to make a term loan to Borrower in the aggregate principal amount of up to $1,000,000, which shall bear interest and be repayable in accordance with the terms of the Term Note and shall be secured by the Collateral. The Term Loan may be advanced in multiple advances; $500,000 of such $1,000,000 has been advanced to Borrower prior to June 1, 1993. The proceeds of each advance shall be used by Borrower solely for the purpose of purchasing Real Property. No advance shall be for an amount in excess of the lesser of (i) the appraised value, as determined by Lender in its sole discretion, of the Real Property to be purchased in connection with such advance or (ii) the purchase price of such Real Property.

     3. Conditions to Advances under Term Loan. Section 10.3 of the Agreement is hereby amended by deleting the present subsection (F) of such Section 10.3, and substituting therefor the following:

               (F) No Term Loan Closing Date shall occur after December 31,
          1994.

     4. CONDITIONS. The obligation of Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:

          (a) Lender shall have received the following, duly executed by each party thereto, other than Lender:

              (i)  this Amendment; and

              (ii) all other documents Lender may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

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          (b) Borrower and Guarantor shall have performed and complied with all agreements and conditions contained in the Agreement and the other Agreements which are required to be performed or complied with by Borrower or Guarantor before or on the date hereof.

          (c) The representations and warranties contained in the Agreement, as amended hereby, and the other Agreements shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

          (d) No material adverse change shall have occurred in the business operations, financial condition or prospects of Borrower or Guarantor, and no material adverse litigation shall be pending or, to the knowledge of Borrower or Guarantor, threatened, against Borrower or Guarantor.

          (e) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Lender.

          (f) Borrower shall have paid to Lender a non-refundable closing fee of $5,000.

     5. EXPENSES. Borrower shall pay all out-of-pocket expenses arising in connection with the preparation, execution, delivery and administration of this Amendment, including, but not limited to, all reasonable legal fees and expenses incurred by Lender.

     6. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Agreements shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.


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     8.   FINAL AGREEMENT.  THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

                                    RED MAN PIPE & SUPPLY CO.


                                    By:    /s/ DEE PAIGE
                                           ---------------------------
                                    Name:  Dee Paige
                                    Title: VP--Finance


                                    BARCLAYS BUSINESS CREDIT, INC.


                                    By:    /s/ JOY L. BARTHOLOMEW
                                           ---------------------------
                                    Name:  Joy L. Bartholomew
                                    Title: Regional Vice President


The undersigned Guarantor, having guaranteed to Lender the payment of the Obligations, as such term is defined in the Unconditional Limited Guaranty (the "Guaranty") executed by Guarantor on May 3, 1991, hereby acknowledges, confirms, and agrees that (i) the execution and delivery of this Amendment does not alter, affect, diminish, release or reduce his liability under the Guaranty, (ii) the Guaranty is in full force and effect to secure the obligations described therein, and (iii) the Obligations secured by the Guaranty include, without limitation, any Term Loan advanced pursuant to the terms of this Amendment.


Date: June 30, 1993                 /s/ LEWIS B. KETCHUM
                                    --------------------------
                                    LEWIS B. KETCHUM

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